Exhibit 10.8.1

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

PAGE 1 OF 61

1. REQUISITION NUMBER	
2. CONTRACT NO.	M67854-07-D-3065
3. AWARD/EFFECTIVE DATE	27 Sep 07
4. ORDER NUMBER	
5. SOLICITATION NUMBER	
6. SOLICITATION ISSUE DATE	
7. FOR SOLICITATION INFORMATION CALL: a. NAME	
b. TELEPHONE NUMBER (No Collect Calls)	
8. OFFER DUE DATE/LOCAL TIME	

9. ISSUED BY CODE M67854

COMMANDING GENERAL
MARCORSYSCOM CTQ3LD
2200 LESTER STREET
QUANTICO VA 22134-6050

TEL: 540-455-8037
FAX: 703-432-3262

10. THIS ACQUISITION IS
[ ] UNRESTRICTED
[X] SET ASIDE: 100 % FOR
[X] SMALL BUSINESS
[ ] HUBZONE SMALL BUSINESS
[ ] 8(A)
NAICS: 315299
SIZE STANDARD: 500

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED
[ ] SEE SCHEDULE

12. DISCOUNT TERMS Net 30 Days

[X] 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING DO-C9

14. METHOD OF SOLICITATION
[ ] RFQ [ ] IFB [ ] RFP

15. DELIVER TO CODE

SEE SCHEDULE

16. ADMINISTERED BY CODE S1002A

DCMC ORLANDO
3555 MAGUIRE BOULEVARD
ORLANDO FL 32803-3726

SCD: A

17a. CONTRACTOR/OFFEROR CODE 05CC7

PROTECTIVE PRODUCTS INTERNATIONAL CORP
DELIA AMADOR
530 SAWGRASS CORPORATE PKWY
SUNRISE FL 33325-6210

TEL. 800-509-9111

FACILITY CODE

DFAS COLUMBUS SOUTH ENTITLEMENT OPS
P.O. BOX 182264
COLUMBUS OH 43218-2264

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	SEE SCHEDULE				

25. ACCOUNTING AND APPROPRIATION DATA

26. TOTAL AWARD AMOUNT (For Govt. Use Only) **$30,053,622.78**

[X] 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

[ ] 29. AWARD OF CONTRACT: REFERENCE OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR
D M Amador

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
[signature]

31c. DATE SIGNED

30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT)
Delia Amador
General Manager

30c. DATE SIGNED
25 Sep 07

31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)
Dorinne Rival
TEL: EMAIL:
27 Sept 07

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

SOLICiTATlON/CONTRACT/ORDER FOR COMMERCIAL ITEMS 1[1] “equ’wionnumber I PAGE 1 OF * -
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, AND 30 [ ‘
2 CONTRACT NO. I 3. AWRD/EFFECTIVE DATE I 4. ORDER NUMBER I 5. SOUCITATION NUMBER B. SOUCITATION ISSUE Df\TE MS7854-07-&3065%_*] Sfc.p Ql I 7. FOR SOUCITATION a NAME ‘ b. TELEPHONE NUMBER Wo Collect Calls) 8 OFFER DUE DATE/LOCAvL TIME INFORMATION CALL
a ISSUED BY CODE M57854 10. THIS ACQUISITION IS 11. DELIVERY FOR FOB 12. DISCOUNT TERMS COMMANDING GENERAL ‘ Q UNRESTRICTED DESTINATION UNLESS Net 30 Days
MARCORSYSCOMCTQ3LD X SET ASIDE: 100 % FOR BLOCK IS MARKED 2200 LESTER STREET I—’ i—i I I SEE SCHEDULE QUANTICOVA 22134-6050 X___SMALL BUSINESS ___| HUBZONE SMALL BUSINESS RH 13a’ TOIS CONTRACT IS A RATED ORDER — I—I UNDER DPAS (15 CFR 700) 8(A) I—I 13b. RATING DO-C9
TEL: 540-455-8037 NAICS: 315299 14. method of solicitation FAX: 703-432-3262 SIZE STANDARD: 500 []RFQ r IFB [ rfp
15. DELIVER TO CODE I “ 16. ADMINISTERED BY CODE | S1002A DCMC ORIANDO 3565 MAGUIRE BOULEVARD ORLANDO FL 32803-3728 SEE SCHEDULE
17a.CONTRACTOR/OFFEROR CODE 05CX:7 18a. PAYMENT WILL BE MADE BY CODE HQ0338
PROTECTIVE PRODUCTS INTERNATIONAL CORP DFAS COLUMBUS SOUTH ENTTTLBVENT OPS DELIA AMADOR P.O. BOX 182264 530 SAWG RASS C ORPORATE PKWY COLUWBUS OH 43218-2264 SUNRISE FL 33325-6210
FACILITY | TEL. 800-509-9111 CODE | ?
17b. CHECK IF REMTTANCE IS DIFFERENT AND PUT 18b. SUBMIT INVOICES TOADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK
ADDRESS IN OFFER | BELOW IS CHECKED Q SEE ADDENDUM
19.rTEMNO. I 20. SCHEDULE OF SUPPLIES/SERVICES I 21.QUANTITY I 22. UNfT 123. UNfTPRICE [24.AMOUNT
SEE SCHEDULE
25. ACCOUNTING AND APPROPRIATION DATA 26. TOTAL AWARD AMOUNT (For Govt. Use Only)
$30,053,622.78
I 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1. 52.212-4. FAR 52.212-3. 52.212-5 ARE ATTACHED. ADDENDA I IaReI ARE NOT ATTACHED I I 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA [ |ARE [___aRE NOT ATTACHED 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES 29. AWARD OF CONTRACT: REFERENCE
TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS | I OFFER DATED . YOUR OFFER ON SOLICITATION SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITTONAL^HEETS L (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SUB ECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN. SET FORTH HEREIN. IS ACCEPTED AS TO ITEMS:

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

1. REQUISITION NUMBER:

PAGE 1 OF 61

2. CONTRACT NO.	3. AWARD/EFFECTIVE DATE	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
M67854-07-D-3065	27-Sep-2007			

7. FOR SOLICITATION INFORMATION CALL: a. NAME | b. TELEPHONE NUMBER *(No Collect Calls)* | 8. OFFER DUE DATE/LOCAL TIME

9. ISSUED BY CODE M67854

COMMANDING GENERAL
MARCORSYSCOM CTQ3LD
2200 LESTER STREET
QUANTICO VA 22134-6050

TEL: 540-455-8037
FAX: 703-432-3262

10. THIS ACQUISITION IS

- [ ] UNRESTRICTED
- [X] SET ASIDE: 100 % FOR
  - [X] SMALL BUSINESS
  - [ ] HUBZONE SMALL BUSINESS
  - [ ] 8(A)

NAICS: 315299
SIZE STANDARD: 500

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED
- [ ] SEE SCHEDULE

12. DISCOUNT TERMS Net 30 Days

- [X] 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING: DO-C9

14. METHOD OF SOLICITATION: [ ] RFQ [ ] IFB [ ] RFP

15. DELIVER TO CODE

SEE SCHEDULE

16. ADMINISTERED BY CODE S1002A

DCMC ORLANDO
3555 MAGUIRE BOULEVARD
ORLANDO FL 32803-3726

SCD: A

17a. CONTRACTOR/OFFEROR CODE 05CC7

PROTECTIVE PRODUCTS INTERNATIONAL CORP
DELIA AMADOR
530 SAWGRASS CORPORATE PKWY
SUNRISE FL 33325-6210

TEL. 800-509-9111

FACILITY CODE

DFAS COLUMBUS SOUTH ENTITLEMENT OPS
P.O. BOX 182264
COLUMBUS OH 43218-2264

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	SEE SCHEDULE				

25. ACCOUNTING AND APPROPRIATION DATA

26. TOTAL AWARD AMOUNT (For Govt. Use Only): **$30,053,622.78**

- [X] 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

- [ ] 29. AWARD OF CONTRACT: REFERENCE OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

31c. DATE SIGNED: 26-Sep-2007

30b. NAME AND TITLE OF SIGNER *(TYPE OR PRINT)*

30c. DATE SIGNED

31b. NAME OF CONTRACTING OFFICER *(TYPE OR PRINT)*

DORINNE RIVOAL / CONTRACTING OFFICER

TEL: 703-432-3274 EMAIL: dorinne.rivoal@usmc.mil

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS 1[1] RE°uis™N [n]^ber OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, AND 30 [ 2. CONTRACT NO. I 3. AWARD/EFFECTIVE DATE I 4. ORDER NUMBER I 5. SOLICITATION NUMBER 6. SOLICITATION ISSUE DATE MS7854-07-P-3065 27-Sep-2007 |
7. FOR SOLICITATION a. NAME b. TELEPHONE NUMBER (No Collect Calls) 8. OFFER DUE DATE7L0CAL TIME
INFORMATION CALL:
9. ISSUED BY CODE M67854 10. THIS ACQUISITION IS 11. DELIVERY FOR FOB 12. DISCOUNT TERMS COMMANDING GENERAL ‘ D UNRESTRICTED DESTINATION UNLESS Net 30 Days
MARCORSYSCOMCTQ3LD X SET ASIDE: 100 % FOR BLOCK IS MARKED 2200 LESTER STREET I— |—| SEE SCHEDULE QUANTICOVA 22134-6050 X SMALL BUSINESS
HUBZONE SMALL BUSINESS M 13a ™IS CONTRACT IS A RATED ORDER
— L___UNDER DPAS (15 CFR 700)
8(A) I—I 13b. RATING DO-C9
TEL: 540-455-8037 NAICS: 315299 14. METHOD OF SOLICITATION FAX: 703-432-3262 SIZE STANDARD: 500 |[]rfq QlFB []rfp 15. DELIVER TO CODE I 16. ADMINISTERED BY CODE [ S1002A
DCMC ORLANDO 3555 MAGUIRE BOULEVARD
SEE SCHEDULE ™°FL^^
17a.CONTRACTOR/OFFEROR CODE 05CC7 18a. PAYMENT WILL BE MADE BY CODE HQ0338
PROTECTIVE PRODUCTS INTERNATIONAL CORP DFAS COLUMBUS SOUTH ENTTTLB/ENT OPS DELIA AMADOR P.O. BOX 182264 530 SAWGRASS CORPORATE PKWY COLUMBUS OH 43218-2264 SUNRISE FL 33325-6210
FACILITY | TEL. 800-509-9111 CODE | ?
17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT 18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK
¦ SUCH ADDRESS IN OFFER | BELOW IS CHECKED [ SEE ADDENDUM
19. ITEM NO. I 20. SCHEDULE OF SUPPLIES/ SERVICES I 21. QUANTITY I 22. UNIT 123. UNIT PRICE I 24. AMOUNT
SEE SCHEDULE
25. ACCOUNTING AND APPROPRIATION DATA 26. TOTAL AWARD AMOUNT (For Govt. Use Only)
$30,053,622.78
I 127a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1. 52.212-4. FAR 52.212-3. 52.212-5 ARE ATTACHED. ADDENDA FIaREI IARE NOT ATTACHED
I I 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA [ ]aRe| |aRE NOT ATTACHED
28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN i COPIES 29. AWARD OF CONTRACT: REFERENCE
TOCT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN. SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:
30a. SIGNATURE OF OFFEROR/CONTRACTOR 3ia.united states of America (signature of contracting officer) 3ic. date signed
30b. NAMEANDTTTLE OF SIGNER I 30c DATE SIGNED 31b. NAME 0F contracting officer (type or print)
(TYPE OR PRINT) [1] DORINNE RIVOAL / CONTRACTING OFFICER
TEL: 703-4 32-3274 EMAIL: dorinne.rivoaieusmc.mil
AUTHORIZED FOR LOCAL REPRODUCTION STANDARD FORM 1449 (REV 4/2002) PREVIOUS EDITION IS NOT USABLE Prescribed by GSA FAR(48 CFR) 53.212

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS (CONTINUED)

PAGE 2 OF 61

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	SEE SCHEDULE				

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: ____________________

33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT	37. CHECK NUMBER
☐ PARTIAL ☐ FINAL			☐ COMPLETE ☐ PARTIAL ☐ FINAL	

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT		42a. RECEIVED BY *(Print)*	
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT *(Location)*	
		42c. DATE REC'D *(YY/MM/DD)*	42d. TOTAL CONTAINERS

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS I I PAGE2 0F61
(CONTINUED) I I
19. m/INO. I 20. SCHEDULE OF SUPPLIES/ SERVICES 21.QUANTTTY 122. UNfT I 23. UNIT PRICE I 24. AIVKX NT
SEE SCHEDULE
32a. QUANTITY IN COLUMN 21 HAS BEEN
RECEIVED r l INSPECTED fl I I I lACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED:
32b. SIGNATURE OF AUTHORIZED GOVERNMENT I 32c. DATE I 32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT
REPRESENTATIVE REPRESENTATIVE
32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE 32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE
32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE
33. SHIP NUMBER 34. VOUCHER NUMBER 35. AMOUNT VERIFIED 36. PAYMENT 37. CHECK NUMBER
CORRECT FOR , , . . . .
1 . , COMPLETE PARTIAL FINAL
PARTIAL FINAL I—I I—II—I
38. S/R ACCOUNT NUMBER 39. S/R VOUCHER NUMBER 40. PAID BY
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT 42a. RECEIVED BY (Print) 41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER I 41c. DATE
42b. RECEIVED AT (Location)
42c. DATE RECD (YY/MM/DD) 142d. TOTAL CONTAINERS
authorized for local reproduction standard form 1449 (rev 4/2002) back PREVIOUS EDITION IS NOT USABLE Prescribed by GSA FAR (48 CFR^ 53.212

M67854-07-D-3065

Section B — Supplies or Services and Prices
BERRY AMENDMENT COMPLIANCE
I, Delia Amador, affirm that only products compliant with the Berry Act (10 USC 2533a) will be delivered to the Government. As such all items delivered, either as end products or components, will be grown, reprocessed, reused, or produced in the United States (as defined in the appropriate DFARS clause of the contract) or in the case of products containing specialty metals (as defined at DFARS 252.225-7014(a)(2)) will contain only metal that is melted in the United States, its outlying areas, or a qualifying country (DFARS 225.872-1). This certification covers all materials (including those of all components) except for specialty metals supplied by subcontractors at any tier, and all labor (including that of all intervening processes), whether performed by the offeror or any of its subcontractors at any tier, except for the fabrication of end products containing specialty metals.
SIZE TARIFF
The anticipated monthly size tariff per 1,000 MTV produced is as follows:

Size	Quantity*	Percentage*

X-Small (XS)	10	1%
Small (S)	120	12%
Medium (MD)	530	53%
Large (LG)	310	31%
X-Large (XL)	30	3%

*	The quantities/percentages shown are anticipated, and may vary slightly for monthly deliveries. However, the total quantity of sized MTVs delivered under a particular CLIN/SLIN must not exceed the total ordered under that particular CLIN/SLIN.
MINIMUM QUANTITIES

The Contract Minimum is 12,000 MTVs

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001		480	Each	$558.51	$268,084.80
	MTV- XSMALL FFP Modular Tactical Vests in accordance with (IAW) contract terms and conditions specified herein. Price shall include CLS specified in Statement of Work paragraph 4.0. FOB: Destination

				MAX	$268,084.80
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002		5,760	Each	$564.51	$3,251,577.60
	MTV-SMALL FFP Modular Tactical Vests in accordance with (IAW) contract terms and conditions specified herein. Price shall include CLS specified in Statement of Work paragraph 4.0. FOB: Destination

				MAX	$3,251,577.60
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003		25,440	Each	$568.51	$14,462,894.40
	MTV-MEDIUM FFP Modular Tactical Vests in accordance with (IAW) contract terms and conditions specified herein. Price shall include CLS specified in Statement of Work paragraph 4.0. FOB: Destination

				MAX	$14,462,894.40
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004		14,880	Each	$571.13	$8,498,414.40
	MTV-LARGE FFP Modular Tactical Vests in accordance with (IAW) contract terms and conditions specified herein. Price shall include CLS specified in Statement of Work paragraph 4.0. FOB: Destination

				MAX	$8,498,414.40
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005		1,440	Each	$581.13	$836,827.20
	MTV-XLARGE FFP Modular Tactical Vests in accordance with (IAW) contract terms and conditions specified herein. Price shall include CLS specified in Statement of Work paragraph 4.0. FOB: Destination

				MAX	$836,827.20
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006		8	Each	$1,161.91	$9,295.28
	MTV Complete — XXLarge FFP NSN: 8470-01-552-3939 FOB: Destination

				MAX	$9,295.28
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007		16	Each	$204.54	$3,272.64
	MTV Outershell — XSmall FFP NSN: 8470-01-548-2263 FOB: Destination

				MAX	$3,272.64
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008		174	Each	$210.48	$36,623.52
	MTV Outershell — Small FFP NSN: 8470-01-548-2868 FOB: Destination

				MAX	$36,623.52
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009		765	Each	$220.93	$169,011.45
	MTV Outershell — Medium FFP NSN: 8470-01-548-2890 FOB: Destination

				MAX	$169,011.45
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0010		448	Each	$228.75	$102,480.00
	MTV Outershell — Large FFP NSN: 8470-01-548-2895 FOB: Destination

				MAX	$102,480.00
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011		45	Each	$232.53	$10,463.85
	MTV Outershell — XLarge FFP NSN: 8470-01-548-2898 FOB: Destination

				MAX	$10,463.85
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0012		16	Each	$74.73	$1,195.68
	MTV Back Body — XSmall FFP NSN: 8470-01-548-1969 FOB: Destination

				MAX	$1,195.68
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0013		174	Each	$75.66	$13,164.84
	MTV Back Body — Small FFP NSN: 8470-01-548-1974 FOB: Destination

				MAX	$13,164.84
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0014		765	Each	$81.45	$62,309.25
	MTV Back Body — Medium FFP NSN: 8470-01-548-1976 FOB: Destination

				MAX	$62,309.25
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0015		448	Each	$87.15	$39,043.20
	MTV Back Body — Large FFP NSN: 8470-01-548-1980 FOB: Destination

				MAX	$39,043.20
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0016		45	Each	$89.10	$4,009.50
	MTV Back Body — XLarge FFP NSN: 8470-01-548-1988 FOB: Destination

				MAX	$4,009.50
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0017		16	Each	$79.57	$1,273.12
	MTV Front Body — XSmall FFP NSN: 8470-01-548-1992 FOB: Destination

				MAX	$1,273.12
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0018		174	Each	$80.55	$14,015.70
	MTV Front Body — Small FFP NSN: 8470-01-548-1995 FOB: Destination

				MAX	$14,015.70
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0019		765	Each	$85.67	$65,537.55
	MTV Front Body — Medium FFP NSN: 8470-01-548-2097 FOB: Destination

				MAX	$65,537.55
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0020		448	Each	$95.20	$42,649.60
	MTV Front Body — Large FFP NSN: 8470-01-548-5783 FOB: Destination

				MAX	$42,649.60
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0021		45	Each	$97.03	$4,366.35
	MTV Front Body — XLarge FFP NSN: 8470-01-548-5820 FOB: Destination

				MAX	$4,366.35
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0022		189	Each	$23.45	$4,432.05
	MTV Cummerbund w/o Grommets — XS/S FFP NSN: 8440-01-548-1501 FOB: Destination

				MAX	$4,432.05
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023		765	Each	$25.93	$19,836.45
	MTV Cummerbund w/o Grommets — Medium FFP NSN: 8440-01-548-1507 FOB: Destination

				MAX	$19,836.45
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0024		491	Each	$26.75	$13,134.25
	MTV Cummerbund w/o Grommets — Large/XL FFP NSN: 8440-01-548-1512 FOB: Destination

				MAX	$13,134.25
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0025		189	Each	$24.60	$4,649.40
	MTV Cummerbund w/ Grommets — Xmall/Small FFP NSN: 8440-01-548-1840 FOB: Destination

				MAX	$4,649.40
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0026		765	Each	$27.06	$20,700.90
	MTV Cummerbund w/ Grommets — Medium FFP NSN: 8440-01-548-1843 FOB: Destination

				MAX	$20,700.90
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0027		491	Each	$27.81	$13,654.71
	MTV Cummerbund w/ Grommets — Large/XLarge FFP NSN: 8440-01-548-1845 FOB: Destination

				MAX	$13,654.71
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0028		952	Each	$6.34	$6,035.68
	MTV Pull Cable — XSmall/ Medium FFP NSN: 8470-01-548-2488 FOB: Destination

				MAX	$6,035.68
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0029		491	Each	$6.56	$3,220.96
	MTV Pull Cable — Large/XLarge FFP NSN: 8470-01-548-2604 FOB: Destination

				MAX	$3,220.96
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0030		189	Each	$55.95	$10,574.55
	MTV Collar/Yoke Assembly — XSmall/Small FFP NSN: 8470-01-548-2641 FOB: Destination

				MAX	$10,574.55
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0031		765	Each	$58.32	$44,614.80
	MTV Collar/Yoke Assembly — Medium FFP NSN: 8470-01-548-2647 FOB: Destination

				MAX	$44,614.80
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0032		491	Each	$59.78	$29,351.98
	MTV Collar/Yoke Assembly — Large/XLarge FFP NSN: 8470-01-548-2810 FOB: Destination

				MAX	$29,351.98
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0033		1,440	Each	$2.27	$3,268.80
	MTV Bungee and Barrel Lock FFP NSN: 8305-01-548-2481 FOB: Destination

				MAX	$3,268.80
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0034		1,440	Each	$6.38	$9,187.20
	MTV Adaptor FFP NSN: 8465-01-548-2253 FOB: Destination

				MAX	$9,187.20
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0035		1,440	Each	$5.99	$8,625.60
	MTV Stock Stop FFP NSN: 8465-01-548-2836 FOB: Destination

				MAX	$8,625.60
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0036		1,440	Each	$3.66	$5,270.40
	MTV MEDEVAC Strap FFP NSN: 8465-01-547-9831 FOB: Destination

				MAX	$5,270.40
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0037		952	Each	$18.18	$17,307.36
	MTV Throat Guard — XSmall /Medium FFP NSN: 8470-01-548-2940 FOB: Destination

				MAX	$17,307.36
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0038		491	Each	$20.10	$9,869.10
	MTV Throat Guard — Large/ XLarge FFP NSN: 8470-01-548-3125 FOB: Destination

				MAX	$9,869.10
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0039		1,440	Set	$22.30	$32,112.00
	MTV Side Plate Holder FFP NSN: 8465-01-548-2847 FOB: Destination

				MAX	$32,112.00
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0040		1,440	Set	$125.00	$180,000.00
	MTV Side Soft Armor Inserts FFP NSN: 8470-01-548-1499 FOB: Destination

				MAX	$180,000.00
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0041		500	Set	$7.58	$3,790.00
	MTV Hip Pads FFP NSN: 8415-01-548-9096 FOB: Destination

				MAX	$3,790.00
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0042		1,440	Set	$6.00	$8,640.00
	MTV Cummerbund Stop Strap FFP NSN: 8465-01-548-9556 FOB: Destination

				MAX	$8,640.00
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0043		952	Each	$44.84	$42,687.68
	MTV Groin Protector Assembly — XS/Medium FFP NSN: 8470-01-465-0872 FOB: Destination

				MAX	$42,687.68
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0044		491	Each	$56.60	$27,790.60
	MTV Groin Protector Assembly — Large/XL FFP NSN: 8470-01-465-0881 FOB: Destination

				MAX	$27,790.60
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0045		189	Each	$31.56	$5,964.84
	MTV Spine Armor — XSmall/Small FFP NSN: 8470-01-549-2438 FOB: Destination

				MAX	$5,964.84
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0046		765	Each	$31.56	$24,143.40
	MTV Spine Armor — Medium/Large FFP NSN: 8470-01-549-2476 FOB: Destination

				MAX	$24,143.40
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0047		491	Each	$33.54	$16,468.14
	MTV Spine Armor — XLarge FFP NSN: 8470-01-549-2475 FOB: Destination

				MAX	$16,468.14
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0048		16	Each	$183.50	$2,936.00
	MTV Front Body Insert — XSmall FFP NSN: 8470-01-549-1306 FOB: Destination

				MAX	$2,936.00
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0049		174	Each	$190.89	$33,214.86
	MTV Front Body Insert — Small FFP NSN: 8470-01-549-1309 FOB: Destination

				MAX	$33,214.86
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0050		765	Each	$199.30	$152,464.50
	MTV Front Body Insert — Medium FFP NSN: 8470-01-549-1311 FOB: Destination

				MAX	$152,464.50
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0051		448	Each	$230.68	$103,344.64
	MTV Front Body Insert — Large FFP NSN: 8470-01-549-1313 FOB: Destination

				MAX	$103,344.64
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0052		45	Each	$243.76	$10,969.20
	MTV Front Body Insert — XLarge FFP NSN: 8470-01-549-1317 FOB: Destination

				MAX	$10,969.20
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0053		16	Each	$152.92	$2,446.72
	MTV Back Body Insert — XSmall FFP NSN: 8470-01-549-1534 FOB: Destination

				MAX	$2,446.72
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0054		174	Each	$159.07	$27,678.18
	MTV Back Body Insert — Small FFP NSN: 8470-01-549-1936 FOB: Destination

				MAX	$27,678.18
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0055		765	Each	$166.08	$127,051.20
	MTV Back Body Insert — Medium FFP NSN: 8470-01-549-1944 FOB: Destination

				MAX	$127,051.20
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0056		448	Each	$192.24	$86,123.52
	MTV Back Body Insert — Large FFP NSN: 8470-01-549-1969 FOB: Destination

				MAX	$86,123.52
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0057		45	Each	$203.13	$9,140.85
	MTV Back Body Insert — XLarge FFP NSN: 8470-01-549-1973 FOB: Destination

				MAX	$9,140.85
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0058		59	Set	$114.95	$6,782.05
	MTV XS-Side SAPI Carriers (set of 2) FFP NSN: 8470-01-552-2432 FOB: Destination

				MAX	$6,782.05
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0059		49,456	Each	$9.10	$450,049.60
	MTV Repair Kit FFP NSN: 8470-01-552-2467 FOB: Destination

				MAX	$450,049.60
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0060		1	Each	$304,953.00	$304,953.00 NTE
	Shipping Costs FFP Quantities and Destinations To Be Specified at the Delivery Order level. FOB: Destination

				MAX	$304,953.00
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0061		1	Each	$32,992.00	$32,992.00 NTE
	NET Training — Travel Expenses FFP Travel costs associated with NET training conducted outside of Camp LeJeune and Camp Pendleton FOB: Destination

				MAX	$32,992.00
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0062		8	Months	$12,500.00	$100,000.00
	NET Training/Help Desk Salaries FFP Camp LeJeune- Salaries for 1 Lead Trainer, 2 Assistant Instructors and a part-time Training Coordinator FOB: Destination

				MAX	$100,000.00
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UN IT PRICE	MAX AMOUNT
0063		8	Months	$14,500.00	$116,000.00
	NET Training/Help Desk Salaries FFP Camp Pendleton — Salaries for 1 Lead Trainer and 2 Assistant Instructors and a part-time Training Coordinator FOB: Destination

				MAX	$116,000.00
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0064		8	Months	$1,613.01	$12,904.08
	Help Desk at Camp LeJeune FFP Help Desk office space expenses (rent, utilities, phone and internet) FOB: Destination

				MAX	$12,904.08
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0065		8	Months	$1,591.45	$12,731.60
	Help Desk at Camp Pendleton FFP Help Desk office space expenses (rent, utilities, phone and internet) FOB: Destination

				MAX	$12,731.60
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0066		12	Months		NSP
	Contract Status Report FFP IAW SOW paragraph 5.2 FOB: Destination

				MAX
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0067		12	Months		NSP
	PPI USMC Web Portal FFP IAW SOW paragraph 5.1 FOB: Destination

				MAX
				NET AMT

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0068		12	Months		NSP
	Configuration Management Updates FFP IAW SOW paragraph 5.3 FOB: Destination

				MAX
				NET AMT

M67854-07-D-3065

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0069		5	Each		NSP
	Technical Data Package FFP IAW SOW paragraph 5.4 FOB: Destination

				MAX
				NET AMT

M67854-07-D-3065

Section C — Descriptions and Specifications
STATEMENT OF WORK
1.0 GENERAL
The contractor shall furnish the services, personnel, facilities, equipment and materials required to design, produce deliver and provide training support for MTVs ordered under this contract in accordance with the terms and conditions specified herein.
2.0 MODULAR TACTICAL VESTS AND MISCELLANEOUS SPARE AND REPAIR PARTS
The contractor shall produce and deliver Modular Tactical Vests (inclusive of front, back and groin soft armor inserts) and miscellaneous MTV spare and repair parts that are in accordance with the “Government Standard Samples” delivered under contract M67854-06-C-3044 with the following deviation:
•	MTVs shall be constructed of 500 Denier Cordura.
All MTV ballistic material must meet the performance detailed in paragraphs 3.5 thru 3.5.2 of Army OTV Purchase Description, CO/PD 00-02F (Attachment J.1).
3.0 TRAINING
3.1 New Equipment Training (NET). — In accordance with their proposal, the contractor shall provide New Equipment Training (NET) use and care to units and individuals receiving MTVs. Training shall be conducted by New Equipment Training Teams (NETT) organized by the MTV contractor and sustained by Marines as a result of Train-the-Trainer initiatives to support the MEFs, and to ensure that adequately trained personnel are on staff to conduct follow-on training. All training aids (e.g., Power point presentations, films, handouts, training booklets) shall be provided by the contractor to support the training evolution. Part of the NET training package shall consist of a follow-on, sustainment training tool to enable Marines to be able to understand the use and care of the MTV once initial issue and fielding is completed under this contract (Kwikpoint reference guide). A designated government representative shall coordinate all training requirements, locations and schedules directly with the contractor.
3.1.1 On-Site NET Training at Delivery Locations. The contractor shall provide on-site training at I, II and III MEF locations as detailed in individual delivery orders. A designated government representative shall coordinate all training requirements, locations and schedules directly with the contractor.
3.2 On-Call Help Desk support to I MEF and II MEF. The contractor shall establish, maintain and operate an on site help desk at both Camp Lejeune, NC and Camp Pendleton, CA. The period of performance will be specified in individual delivery orders. The help desk representative(s) will operate Monday through Friday from 0730 to 1630 local time. Duties of the on site help desk shall include scheduling of “on call” NET training within two hours of being contacted by a designated Government representative. The MTV Project Officer, Major John T. Gutierrez (john.t.gutierrez@usmc.mil) and the contract specialist, Leigh D’Lugos (susan.dlugos.ctr@usmc.mil) shall receive email notification directly from the prime contractor of any “on call” training event that is scheduled. The email shall include an estimate of travel costs (if any) associated with the conduct of the training. The on site help desk shall perform NET training quality assurance and will be responsible for performing remedial NET training to identified units or personnel. Additionally, the help desk will act as the liaison between the contractor, the CIF, the MEF’s designated Government representatives and Marine Corps Systems Command personnel. Liaison duties will include coordinating shipments, training schedules and providing assistance to minimize schedule risk. Finally, the help desk will be responsible for providing notification if there are issues that may affect the successful performance of this contract.

M67854-07-D-3065

4.0 CONTRACTOR LOGISTICS SUPPORT (CLS)
In accordance with their proposal, the contractor shall perform CLS maintenance requirements consisting of the inspection and utilization of GFE MTV ballistic panels. The contractor shall be responsible for receiving, storing, and insertion of all GFE soft armor into the new MTV. The contractor is further responsible for tracking the serial numbers of all GFE soft armor to include new pieces of soft armor incorporated into the MTV.
5.0 TECHNICAL DATA AND REPORTING
5.1 PPI USMC Web Portal — The contractor shall continue the posting and updating of the following documents on the PPI USMC web portal developed under contract M67854-06-C-3044: MTV Shipping Information, MTV Fielding Schedule, Period of Instruction , Kwikpoint Instruction Card, Training Schedule, Training Request information, Purchasing Information and MTV Component Listing.
5.2 Contract Status Report — The Contractor shall provide a monthly contract status report that addresses the following: 1.) Production Updates/Issues; 2.) Training activities -a.) number of Marines trained by location, b.) a synopsis of help desk activities during a particular month (e.g., one on one contacts with Marines, phone contacts — both number of contacts and type of service requested), c.) any issues of concern; 3.) GFE Update - a.) number of items available by size and quantity, b.) number of items utilized during the reporting period, c.) total number of items remaining for use, d.) any issues of concern; 4.) Configuration Management Issues. The report will be due 45 days after production begins and every 45 days thereafter for the period of performance of the contract. The report shall be emailed to both the MTV Project Officer, Major John Gutierrez (john.t.gutierrez@usmc.mil) and the MTV Contract Specialist, Leigh D’Lugos (susan.dlugos.ctr@usmc.mil).
5.3 Configuration Management Updates — The contractor shall provide Part Numbers for any new/modified components to the MTV logistician, Mr. Mike Berry (michael.s.berry.ctr@usmc.mil) to enable assignment of a National Stock Number; thereby ensuring configuration identification and control of all vest components and soft armor.
5.4 Technical Data Package — The contractor shall submit a detailed Technical Data Package (TDP) for the USMC Modular Tactical no later than 31 December 2007. The TDP will consist of a Product Description (i.e., PD or performance specification) and complete sets of patterns for each MTV size (carriers and armor), a cutters must and table of operations.
The PD will describe in detail the design, materials, construction and performance of the MTV, along with verification instructions for each requirement. Finished dimensions, weights will be provided.
Patterns shall be delivered in both hard copy and electronic format. The patterns shall contain the geometry, with seam allowance, grain lines, “top of pattern” designations (where applicable, should be oriented top left), fabric, quantity and face side. Locating marks for all notions and findings will be present.
The cutters must shall consist of the pattern file name, material, cut, and number of each item required for assembly. For findings that do not have patterns (i.e., webbing, tapes), these must be annotated on patterns or in the product description as “No Pattern” pieces.
The table of operations will provide complete step by step sequence of assembly of each component of the MTV. The operations shall indicate seam type and tolerances.
In total, the TDP shall provide engineering definition sufficiently complete to enable a competent manufacturer with no prior experience with the MTV to produce and maintain quality control of an item to the degree that physical and performance characteristics interchangeable with those of the original design are obtained without resorting to additional design effort, testing, or recourse to the original design activity.

M67854-07-D-3065

This TDP shall be void of any proprietary markings that would prohibit the Government from releasing or disclosing the TDP outside the Government and authorizing persons to whom release or disclosure of the TDP has been made to use, modify, reproduce, release, perform, display or disclose the TDP.
The Government will have 30 days to review the TDP and provide comments back to the contractor for inclusion in a final TDP version to be submitted no later than 30 days after Government review and comments have been provided.
5.4.1 A separate letter from Eagle Industries (on official company letterhead) shall be provided with the TDP submission that gives the Government unlimited rights to release or disclose the TDP outside the Government and to authorize persons to whom release or disclosure of the TDP has been made to use, modify, reproduce, release, perform, display or disclose the TDP for the Government’s purposes.
5.4.2 During the period of performance of this contract, the contractor shall be required to update the TDP ( a maximum of 5 times) to incorporate any Government approved configuration changes. Any subsequent updates/modifications/changes to the TDP will not alter or diminish the Government’s rights in the TDP as already delineated in the paragraphs above.
6.0 PRODUCT IMPROVEMENTS
Future product improvements are encouraged during the contract term through the use of Engineering Change Proposals, Value Engineering Proposals, Manufacturing Technology, and Operation Support Cost Reduction. Technologies that reduce MTV system weight without degradation of other performance characteristics, and/or increase performance, durability and service life are a priority. Product improvements may be proposed by either the contractor or Government to eliminate operational shortcomings, improve operational effectiveness, or provide savings to the Government.
7.0 TEST AND EVALUATION
7.1 Lot Testing/Ballistic Verification
7.1.1 The Contractor shall provide measurements and certificates of conformance (CoC) for all in-process material inspections needed to meet the minimum requirements of this Section. This includes but is not limited to CoC for ballistic fabric used in each lot produced, weights and dimensions of all end items and components of end item. Ballistic testing shall be conducted on all lots, and satisfactory results are required for lot acceptance. Only ballistic systems that have successfully completed Government First Article Testing (FAT) shall be used and submitted for lot acceptance. Ballistic testing shall be based on actual ballistic panels or shootpacks embedded in actual spreads per attachment J.2. No ballistic testing of GFE armor panels used is required. The Contractor shall assign lot and serial numbers to each MTV and/or panel produced and shall be able to track those serial numbers back to lot testing and raw materials.
7.1.2 Four (4) of each size (x-small, small, medium, large, x-large) of the FAT approved MTVs delivered under contract M67854-06-C-3044 “Government Standard Samples” are available as follows: One (1) of each size is retained at Natick, one (1) of each size is retained at MARCORSYSCOM, one (1) of each size is retained by the MTV carrier manufacturer (Eagle Industries), and one (1) of each size is retained by the Contractor (Protective Products International). These MTVs will continue to be used as the standards for dimensions, quality workmanship, and finished shade and appearance. Unless the Contracting Officer otherwise notifies the contractor in writing, the “Government Standard Samples” shall be used by the Contractor and the Government when performing sampling (i.e., Inspection) and acceptance of all MTVs.
7.1.3 Lot testing will include elements from the contractor’s proposed and Government accepted QA plan. Lot Acceptance for all MTV CLINs and SLINs will include ballistic testing as specified in Attachment J.2 — Conformance Lot Inspection (Ballistic Testing). The contractor shall be responsible for test conduct at mutually

M67854-07-D-3065

agreed upon, NIJ Certified laboratory. The Government (DCMA) shall be given notice and opportunity to witness all QA testing. The contractor shall bear the cost of all testing.
7.1.4 The Designated Authority (below) shall be placed in box 17 of all DD Form 1222 (Request for and Results of Tests), and the test lab shall provide the results of all testing directly to the designated authority. The contractor shall receive notification of acceptance from the government (DCMA, contracting agency or designated authority) prior to shipping any lot. Designated authority for this contract includes:
Mr. John Kirejczyk
U.S. Army Natick Soldier Research Development & Engineering Center (NSRDEC)
Attn: Personal Protective Equipment Team (Mr. John Kirejczyk)
1 Kansas Street
Natick, MA 01760
TEL: 508.233.4348; DSN: 256-4348 FAX: 508.233.5985
Email: john.kirejczyk@us.army.mil
7.1.5 While the scope of QA testing is limited in requirements, threat and conditions tested, it does not relieve the contractor from the full requirements of this contract and all associated specifications or statements of work. Nor shall it permit the contractor to present to the Government any items that are known or suspected to be substandard merely on the basis of acceptable lot test results or the possibility of acceptable results if tested. The Government reserves the right to conduct varied or additional QA and/or verification tests against any or all requirements of the Contract and/or its specifications at any time as a condition of acceptance. Testing may be performed at a Government laboratory.
8.0 PROGRAM MANAGER
The contractor shall designate a Program Manager. This individual shall serve as the primary point of contact between the Government and contractor, and shall be responsible for the coordination of all Contractor activities related to the contract.
9.0 POST AWARD CONFERENCE
A Post Award Conference may be held if deemed necessary by the Government. If necessary, and at the behest of the Contracting Officer, the conference shall be hosted by the contractor within 30 days of contract award. The contractor and all significant subcontractors shall participate in the conference if held. The purpose of the conference is to ensure mutual understanding of contract requirements and procedures. To this end, discussions at the conference would focus upon project orientation, clarification and transfer of applicable background information, contract requirements, dispute resolution procedures, and identification of points of contact from contractor and Government organizations.
10.0 IN PROCESS REVIEWS (IPR)
The contractor shall host and participate in IPRs as required, but initially, at a minimum, on a quarterly basis. The IPR initially reviews the progress of the MTV program until production ramp-up is complete and monthly production is running consistently. After reaching and sustaining full production, IPRs will be held when deemed appropriate by the Government. IPRs shall be conducted on dates mutually agreeable to the Government and the Contractor’s Program Manager, who shall brief the production status and schedule, and any other issues related to contract execution.
11.0 WARRANTY

M67854-07-D-3065

The Contractor warrants the MTV for workmanship, materials, design, and compliance with the approved “Government Standard Samples” and conformance with applicable paragraphs of Army OTV Purchase Description, CO/PD 00-02F.

M67854-07-D-3065

Section D — Packaging and Marking
PACKAGING AND MARKING
(a) Packaging for all items to be shipped under the contract, shall be accomplished in accordance with standard commercial practices that ensure the items reach their final destination in their original condition.
(b) All shipping containers shall be marked with durable, legible print that includes quantities, serial and lot numbers, weight, and cube dimensions, as well as the contract and delivery order numbers and the Contractor’s name and address.
(c) One MTV Repair Kit shall be shipped with each MTV (CLINs 0001 through 0006).
LABELING
Labeling shall be of the same type and format as MTVs and components produced and delivered under contract M67854-06-C-3044. Labels shall be attached by stitching on all four sides. The type shall be no more than 10 pt. and shall be in accordance with MIL-DTL-32075, Type IV, Class III, and tan in color. Handwritten labels or pen-and-ink changes are not acceptable, with the exception of serial numbers for ballistic components. All labels will include the item nomenclature, size (if applicable), NSN, Contract #, Lot #, Manufacturer Name and Date of Manufacture. Ballistic components shall require unique serial numbers.

M67854-07-D-3065

Section E — Inspection and Acceptance
INSPECTION AND ACCEPTANCE TERMS
Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government
0003	Origin	Government	Origin	Government
0004	Origin	Government	Origin	Government
0005	Origin	Government	Origin	Government
0006	Origin	Government	Origin	Government
0007	Origin	Government	Origin	Government
0008	Origin	Government	Origin	Government
0009	Origin	Government	Origin	Government
0010	Origin	Government	Origin	Government
0011	Origin	Government	Origin	Government
0012	Origin	Government	Origin	Government
0013	Origin	Government	Origin	Government
0014	Origin	Government	Origin	Government
0015	Origin	Government	Origin	Government
0016	Origin	Government	Origin	Government
0017	Origin	Government	Origin	Government
0018	Origin	Government	Origin	Government
0019	Origin	Government	Origin	Government
0020	Origin	Government	Origin	Government
0021	Origin	Government	Origin	Government
0022	Origin	Government	Origin	Government
0023	Origin	Government	Origin	Government
0024	Origin	Government	Origin	Government
0025	Origin	Government	Origin	Government
0026	Origin	Government	Origin	Government
0027	Origin	Government	Origin	Government
0028	Origin	Government	Origin	Government
0029	Origin	Government	Origin	Government
0030	Origin	Government	Origin	Government
0031	Origin	Government	Origin	Government
0032	Origin	Government	Origin	Government
0033	Origin	Government	Origin	Government
0034	Origin	Government	Origin	Government
0035	Origin	Government	Origin	Government
0036	Origin	Government	Origin	Government
0037	Origin	Government	Origin	Government
0038	Origin	Government	Origin	Government
0039	Origin	Government	Origin	Government
0040	Origin	Government	Origin	Government
0041	Origin	Government	Origin	Government
0042	Origin	Government	Origin	Government
0043	Origin	Government	Origin	Government
0044	Origin	Government	Origin	Government
0045	Origin	Government	Origin	Government

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0046	Origin	Government	Origin	Government
0047	Origin	Government	Origin	Government
0048	Origin	Government	Origin	Government
0049	Origin	Government	Origin	Government
0050	Origin	Government	Origin	Government
0051	Origin	Government	Origin	Government
0052	Origin	Government	Origin	Government
0053	Origin	Government	Origin	Government
0054	Origin	Government	Origin	Government
0055	Origin	Government	Origin	Government
0056	Origin	Government	Origin	Government
0057	Origin	Government	Origin	Government
0058	Origin	Government	Origin	Government
0059	Origin	Government	Origin	Government
0060	Destination	Government	Destination	Government
0061	Destination	Government	Destination	Government
0062	Destination	Government	Destination	Government
0063	Destination	Government	Destination	Government
0064	Destination	Government	Destination	Government
0065	Destination	Government	Destination	Government
0066	Destination	Government	Destination	Government
0067	Destination	Government	Destination	Government
0068	Destination	Government	Destination	Government
0069	Destination	Government	Destination	Government
CLAUSES INCORPORATED BY REFERENCE

52.246-15	Certificate of Conformance	APR 1984
52.246-16	Responsibility For Supplies	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2003

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Section F — Deliveries or Performance
DELIVERY SCHEDULE
Specific delivery dates will be identified in individual delivery orders.
An initial delivery order will require 3,000 MTVs (CLINs 0001 thru 0006) and approximately 2,670 spare and repair parts (CLINS 0006 thru 0059) to be delivered No Later Than 30 November 2007. Subsequent monthly deliveries will be at a rate of 4,500 MTVs and 2,670 spare and repair parts per month. The required number of months of deliveries will be specified in the delivery order.
DELIVERY DESTINATIONS
Individual delivery orders will specify one or more of the following destinations:
M98446
CONSOLIDATED ISSUE FACILITY
(II MEF - C I F)
FIR AND CENTER ST., BLDG 1501
CAMP LEJEUNE, N.C. NC 28542-5000
M98447
CONSOLIDATED ISSUE FACILITY
(I MEF - C I F)
AVENUE A, BLDG 2230, 22 AREA
CAMP PENDLETON CA 92055-5031
M98448
TRAFFIC MANAGEMENT OFFICER
M/F CONSOLIDATED ISSUE FACILITY LVI
BLDG 500, BAY 3
CAMP KINSER 789-5458 901-2100
M98449
TRAFFIC MANAGEMENT OFFICER
M/F CONSOLIDATED ISSUE FACILITY
MOKAPU ROAD, BLDG 4075
MCHB, KANEOHE BAY HI 96863-5000
M67854
COMMANDING GENERAL MCSC SUPPLY OFFICE
2201A WILLIS ST.
QUANTICO VA 22134-6050

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PLACES OF PERFORMANCE
Prime Contractor Place of Performance:
Protective Products International
1655 NW 136th Ave.
Sunrise, FL 33323
Subcontractor Places of Performance:
Eagle Industries Unlimited
Fenton, MO 63026
Eagle Industries Unlimited
Lares, PR 00669
CLAUSES INCORPORATED BY REFERENCE

52.211-17	Delivery of Excess Quantities	SEP 1989

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Section G — Contract Administration Data
Accounting and Appropriation data will be identified on individual delivery orders.
ELECTRONIC INVOICING
USMC WIDE AREA WORKFLOW IMPLEMENTATION (AUG 2006)
To implement DFARS 252.232-7003, “ELECTRONIC SUBMISSION OF PAYMENT REQUEST (JAN 2004)”, the United States Marine Corps (USMC) utilizes Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA) to electronically process vendor requests for payment. This application allows DoD vendors to submit and track Invoices and Receipt/Acceptance documents electronically.
The contractor is required to utilize this system when processing invoices and receiving reports under this contract/order, unless the provision at DFARS 252.232-7003(c) applies. The contractor shall (i) ensure an Electronic Business Point of Contact is designated in Central Contractor Registration at http://www.ccr.gov and (ii) register to use WAWF-RA at the https://wawf.eb.mil site, within ten (10) calendar days after award of this contract or modification. Step by step procedures to register are available at the https://wawf.eb.mil site.
The USMC WAWF-RA point of contact (POC) for this contract is June Grundy and she can be reached at 703-432-3295 and by e-mail at june.grundy.ctr@usmc.mil. The contractor is directed to use the “Combo” format when processing invoices and receiving reports
When entering the invoice into WAWF-RA, the contractor shall fill in the following DoDAAC fields or DoDAAC extensions:
Contract Number: M6785407D3065
Cage Code/Ext: 05CC7
Pay DoDAAC: HQ0338
Issue Date: See Block 3
Issue By DoDAAC: M67854
Admin By DoDAAC: S1002A
Ship To Code/Ext: To Be Identified In Individual Delivery Orders
Ship From Code/Ext: 05CC7
LPO DoDAAC éLeave Blankû
Service Acceptor Code(s): S1002A for CLINs 0001 through 0059
                                             M67854 PG 16 for CLINS 0060 through 0069.
Inspect By DoDAAC/Ext: éLeave Blankû
B/L: Include Shipment Tracking Information
****The contractor shall send a notification email to Mr. Mike Berry at michael.s.berry.ctr@usmc.mil when invoices are loaded to WAWF****
In some situations the WAWF-RA system will pre-populate the éIssue By DoDAACû, éAdmin By DoDAAC û and éPay DoDAACû. Contractor shall verify those DoDAACs automatically entered by the WAWF-RA system match the above information. If these DoDAACs do not match, then the contractor shall correct the field(s) and notify the Contracting Officer of the discrepancy (ies). Step by step WAWF-RA invoicing procedures for éCombo,û é2-in-1,û and éCost Voucherû are available at the USMC paperless site at http://www.marcorsyscom.usmc.mil/sites/pa/ under éVendor Interfaceû section. On the Vendor Interface page click on é WAWF-RA û header at the top of the page. Under downloads on the WAWF-RA page that appears, click the appropriate document either éCombo,û é2-in-l,û or éCost Voucherû to download the instructions.

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Before closing out of an invoice session in WAWF-RA, but after submitting the document or documents, the contractor will be prompted to send additional email notifications. Contractor shall click on éSend More Email Notificationû on the page that appears. Add the acceptor’s/receiver’s email address (Note this address is their work email address not their WAWF-RA organizational email address) in the first email address block and add any other additional email addresses desired in the following blocks. This additional notification to the Government is important to ensure the acceptor/receiver is aware that the invoice documents have been submitted into the WAWF-RA system.
NOTE: The POCs identified above are for WAWF-RA issues only. Any other contracting questions/problems should be addressed to the Contracting Officer or other person identified in the contract to whom questions are to be addressed.
(End of clause)

M67854-07-D-3065

Section H — Special Contract Requirements
ALLOWABLE TRAVEL COSTS
Allowable costs for a travel under this contract are governed by the Federal Acquisition Regulation (FAR) travel cost principle at FAR 31.205-46. Costs for transportation incurred by contractor personnel related to the conduct of NET training outside of Camp LeJeune and Camp Pendleton may be based on mileage rates, actual costs incurred, or on a combination thereof, provided the method used results in a reasonable charge. Costs incurred for lodging, meals, and incidental expenses related to the conduct of NET training outside of Camp LeJeune and Camp Pendleton are allowable if they do not exceed, on a daily basis, the maximum per diem rates in effect at the time of travel in one of three different Government travel regulations — the GSA’s Federal Travel Regulation (FTR), the DoD’s Joint Travel Regulations (JTR), and the State Department’s Standardized Regulations (SR). Maximum per diem rates are defined in the Defense Contract Audit Agency’s (DCAA) Contract Audit Manual (CAM) as a combination of lodging plus meals and incidental expenses.

M67854-07-D-3065

Section I — Contract Clauses
CLAUSES INCORPORATED BY REFERENCE

52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.212-5	Contract Terms and Conditions Required to Implement Statutes or Executive Orders— Commercial Items	JUN 2007
52.215-21 Alt IV	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data-Modifications (Oct 1997) – Alternate IV	OCT 1997
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.232-17	Interest	JUN 1996
52.233-3	Protest After Award	AUG 1996
52.242-13	Bankruptcy	JUL 1995
52.245-1	Government Property	JUN 2007
52.247-34	F.O.B. Destination	NOV 1991
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7002	Payment For Subline Items Not Separately Priced	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.211-7006	Radio Frequency Identification	FEB 2007
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7013	Duty-Free Entry	OCT 2006
252.243-7001	Pricing Of Contract Modifications	DEC 1991
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
CLAUSES INCORPORATED BY FULL TEXT
52.212-4 CONTRACT TERMS AND CONDITIONS- COMMERCIAL ITEMS (FEB 2007)
(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. If repair/replacement or reperfonnance will not correct the defects or is not possible, the Government may seek an equitable price reduction or adequate consideration for acceptance of nonconforming supplies or services. The Government must exercise its post-acceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.
(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

M67854-07-D-3065

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.
(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.
(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.
(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement or any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.
(g) Invoice. (1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include—
(i) Name and address of the Contractor;
(ii) Invoice date and number;
(iii) Contract number, contract line item number and, if applicable, the order number;
(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;
(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;
(vi) Terms of any discount for prompt payment offered;
(vii) Name and address of official to whom payment is to be sent;
(viii) Name, title, and phone number of person to notify in event of defective invoice; and
(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.
(x) Electronic funds transfer (EFT) banking information.
(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.
(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer—Other Than Central Contractor Registration), or applicable agency procedures.
(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

M67854-07-D-3065

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.
(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.
(i) Payment.—
(1) Items accepted. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.
(2) Prompt payment. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR part 1315.
(3) Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.
(4) Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.
(5) Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall immediately notify the Contracting Officer and request instructions for disposition of the overpayment.
(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:
(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or
(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.
(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.
(1) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.
(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is

M67854-07-D-3065

determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.
(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.
(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.
(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.
(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.
(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 3701, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.
(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order: (1) the schedule of supplies/services; (2) the Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause; (3) the clause at 52.212-5; (4) addenda to this solicitation or contract, including any license agreements for computer software; (5) solicitation provisions if this is a solicitation; (6) other paragraphs of this clause; (7) the Standard Form 1449; (8) other documents, exhibits, and attachments; and (9) the specification.
(t) Central Contractor Registration (CCR). (1) Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.
(2)(i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in FAR subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to (A) change the name in the CCR database; (B) comply with the requirements of subpart 42.12; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.
(ii) If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or fails to perform the agreement at paragraph (t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.
(3) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will

M67854-07-D-3065

be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.
(4) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423 or 269-961-5757.
(End of clause)
52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS-COMMERCIAL ITEMS (JUN 2007) (DEVIATION)
(a) Comptroller General Examination of Record. The Contractor agrees to comply with the provisions of this paragraph (a) if the contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records-Negotiation.
(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to the right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.
(2) The Contractor shall make available at its offices at all reasonable times, the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
(b) Notwithstanding the requirements of any other clause in this contract, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—
(i) 52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
(ii) 52.222-26, Equal Opportunity (MAR 2007) (E.O. 11246).
(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).
(iv) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).
(v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004) (E.O. 13201)
(vi) 52.222-41, Service Contract Act of 1965, as Amended (JUL 2005), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.).

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(vii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.
(c) While not required, the contractor May include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.
(End of clause)
52.216-18 ORDERING. (OCT 1995)
(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of contract award through 30 September 2008.
(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.
(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.
(End of clause)
52.216-19 ORDER LIMITATIONS. (OCT 1995)
(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $2,500, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.
(b) Maximum order. The Contractor is not obligated to honor:
(1) Any order for a single item in excess of the applicable contract line item maximum quantity;
(2) Any order for a combination of items in excess of the combined contract line item maximum quantities; or
(3) A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.
(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.
(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 15 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.
(End of clause)

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52.216-22 INDEFINITE QUANTITY. (OCT 1995)
(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum”. The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum”.
(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after        [insert date].
(End of clause)
252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2007)
(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.
X 52.203-3, Gratuities (APR 1984) (10 U.S.C. 2207).
(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.
     (1) X 252.205-7000, Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).
     (2)                     252.219-7003, Small Business Subcontracting Plan (DoD Contracts) (APR 2007) (15 U.S.C. 637).
     (3)                      252.219-7004, Small Business Subcontracting Plan (Test Program) (APR 2007) (15 U.S.C. 637 note).
     (4) X 252.225-7001, Buy American Act and Balance of Payments Program (JUN 2005) (41 U.S.C. 10a-10d, E.O. 10582).
     (5) X 252.225-7012, Preference for Certain Domestic Commodities (JAN 2007) (10 U.S.C. 2533a).
     (6) X 252.225-7014, Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

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     (7)                      252.225-7015, Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).
     (8)                      252.225-7016, Restriction on Acquisition of Ball and Roller Bearings (MAR 2006) (Section 8065 of Public Law 107-117 and the same restriction in subsequent DoD appropriations acts).
     (9)                      252.225-7021, Trade Agreements (MAR 2007) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).
     (10)                      252.225-7027, Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).
     (11)                      252.225-7028, Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C.2755).
     (12)(i)                      252.225-7036, Buy American Act-Free Trade Agreements-Balance of Payments Program (MAR 2007) (41 U.S.C. l0a-l0d and 19 U.S.C. 3301 note).
     (ii)                      Alternate I (OCT 2006) of 252.225-7036.
     (13)                      252.225-7038, Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534(a)(3)).
     (14) X 252.226-7001, Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).
     (15) X 252.227-7015, Technical Data-Commercial Items (NOV 1995) (10 U.S.C. 2320).
     (16) X 252.227-7037, Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).
     (17) X 252.232-7003, Electronic Submission of Payment Requests (MAR 2007) (10 U.S.C. 2227).
     (18)                      252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).
     (19) X 252.243-7002, Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).
     (20)(i) X 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).
     (ii)                      Alternate I (MAR 2000) of 252.247-7023.
     (iii)                      Alternate II (MAR 2000) of 252.247-7023.
     (iv)                      Alternate III (MAY 2002) of 252.247-7023.
     (21) X 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).
(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:
(1) 252.225-7014, Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

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(2)252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).
(3) 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).
(4) 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).
(End of clause)
252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR2007) (DEVIATION)
(a) In addition to the clauses listed in paragraph (b) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders — Commercial Items clause of this contract (FAR 52.212-5 (MAR 2007) (DEVIATION), the Contractor shall include the terms of the following clause, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

252.225-7014	Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).
252.237-7019	Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Pub. L. 108-375).
252.247-7023	Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631)
252.247-7024	Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631)
(End of clause)

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Section J — List of Documents, Exhibits and Other Attachments
ATTACHMENTS

ATTACHMENT	DOCUMENT	NO. OF PAGES

1	Purchase Description, Body Armor, Multiple Threat/Interceptor, CO/PD 00-02G dated 23 February 2006	54

2	Conformance Lot Inspection (Ballistic Testing)	2

3	MTV Assembly, Quality Inspections and Traceability (Dated 31 May 2007)	36 (incl. attachments)